Exhibit 10.10
SECOND AMENDMENT TO
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
PACIFIC OFFICE PROPERTIES, L.P.
     As of June 19, 2008, the undersigned, being the sole general partner of Pacific Office Properties, L.P. (the “Partnership”), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Amended and Restated Limited Partnership Agreement of Limited Partnership, dated March 19, 2008, as amended (the “Partnership Agreement”), does hereby amend the Partnership Agreement as follows:
     Capitalized terms used but not defined in this Second Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.
     1. Additional Limited Partners. Each of the Persons identified on Schedule 1 hereto, each of whom is an existing Limited Partner of the Partnership, is hereby issued the number of Common Units set forth on such Schedule 1.
     2. Schedule of Partners. Exhibit A to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit A hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.
     3. Ratification. Except as expressly modified by this First Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.
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     IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the date first written above.

PACIFIC OFFICE PROPERTIES TRUST, INC.,
as sole general partner of the Partnership

By:	/s/ Dallas E. Lucas Dallas E. Lucas
President and Chief Executive Officer

Schedule 1

Additional Limited Partners	Number of Common Units
Robert M. Irish	23,677
116 Spinnaker Court
Del Mar, CA 92014

James M. Saivar	31,841
11260 El Camino Real #200
San Diego, CA 92130

Robert F. Buie and Pamela I. Buie	271,058
Family Trust
P.O. Box 8365
Rancho Santa Fe, CA 92067

Exhibit A

	Common Units	Preferred Units
Name and Address	(Percentage)	(Percentage)
GENERAL PARTNER:

Pacific Office Properties Trust, Inc.	3,031,125	0
233 Wilshire Blvd., Suite 830
Santa Monica, CA 90401	17.49%	0%

LIMITED PARTNERS:

POP Venture, LLC	13,576,165	4,545,300
841 Bishop Street
Honolulu, HI 96813	78.34%	100%

POPTLP, LLC	0	0
841 Bishop Street
Honolulu, HI 96813	0%	0%

Robert M. Irish	58,697	0
116 Spinnaker Court
Del Mar, CA 92014	0.34%	0%

James M. Saivar	51,674	0
11260 El Camino Real #200
San Diego, CA 92130	0.30%	0%

Robert F. Buie and Pamela I. Buie Family	414,468	0
Trust
P.O. Box 8365	2.39%	0%
Rancho Santa Fe, CA 92067

John B. Campbell and Elvina Campbell,	198,263	0
Husband and Wife
P.O. Box 9064	1.14%	0%
Rancho Santa Fe, CA 92067

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